Supplemental Information on Oil and Natural Gas Operations (Unaudited) - Summary of Company's Standardized Measure of Discounted Future Net Cash Flows (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Extractive Industries [Abstract]
Future cash inflows	$ 7,325,386	$ 5,270,465	$ 271,428
Future production costs	(1,773,779)	(1,664,724)	(102,817)
Future development costs	(1,294,565)	(745,769)	0
Future income tax expense	(797,247)	0	0
Future net cash flows	3,459,795	2,859,972	168,611
Discount to present value at 10% annual rate	(1,760,094)	(1,664,303)	(50,339)
Standardized measure of discounted future net cash flows	$ 1,699,701	$ 1,195,669	$ 118,272	$ 18,910